UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2023
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On August 7, 2023, Cactus, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

The information being furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, the Board of Directors (the “Board”) of Cactus, Inc. (the “Company”) approved the following leadership changes to the Board and the officers of the Company, effective immediately:

(i)Scott Bender, a member of the Board, was appointed as Chairman of the Board, replacing Bruce Rothstein. Bruce Rothstein will remain a director of the Company. Scott Bender will also continue as Chief Executive Officer of the Company.

(ii)Joel Bender, a member of the Board, was appointed as President, replacing Scott Bender in that role. Joel Bender will remain a director of the Company.

(iii)Steven Bender was appointed as Chief Operating Officer, replacing Joel Bender in that role.

(iv)Gary Rosenthal, an independent member of the Board, was appointed as Lead Independent Director of the Board.

Scott Bender, age 69, has been the Company’s Chief Executive Officer and one of the Company’s directors since 2011, and he was the Company’s President from 2011 until August 1, 2023.

Joel Bender, age 64, has been one of the Company’s directors since 2011 and, he was the Company’s Senior Vice President and Chief Operating Officer from 2011 until his appointment as President on August 1, 2023.

Steven Bender, age 40, was the Company’s Vice President of Operations from 2011 until his appointment as Chief Operating Officer on August 1, 2023.

Gary Rosenthal, age 74, has served as one of the Company’s directors since January 2018. Mr. Rosenthal has been a partner in The Sterling Group, L.P., a private equity firm based in Houston, Texas, since January 2005.

Additional information regarding the background and experience of Scott Bender, Joel Bender, Steven Bender and Gary Rosenthal can be found in the Company’s definitive proxy statement for its 2023 annual meeting of stockholders, filed on March 30, 2023 (the “2023 Proxy Statement”). There are no arrangements or understandings between Scott Bender, Joel Bender, Steven Bender or Gary Rosenthal and any other person pursuant to which the foregoing leadership changes were made. Scott Bender is the brother of Joel Bender and the father of Steven Bender. The compensation arrangements for Scott Bender, Joel Bender, Steven Bender and Gary Rosenthal are not changing as a result of the foregoing leadership changes. A description of those compensation arrangements can be found in the 2023 Proxy Statement as well as the Company’s Current Reports on Form 8-K filed on March 1, 2023 and March 14, 2023. Any information with respect to Scott Bender, Joel Bender, Steven Bender or Gary Rosenthal required to be disclosed under Item 404(a) of Regulation S-K has been included in the 2023 Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cactus, Inc. dated August 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

August 7, 2023	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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